                                                                    EXHIBIT 10.1
                                                                    ------------


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                             SUPPLEMENTAL INDENTURE



                          DATED AS OF JANUARY 7, 1998

                 TO THAT CERTAIN AMENDED AND RESTATED INDENTURE

                          DATED AS OF OCTOBER 11, 1996

                                  BY AND AMONG

                               PROFFITT'S, INC.,

                                 PARISIAN, INC.

                                      AND

                                 AMSOUTH BANK,
                                   AS TRUSTEE



-------------------------------------------------------------------------------

                             SUPPLEMENTAL INDENTURE


          THIS SUPPLEMENTAL INDENTURE (the "Supplemental Indenture"), dated as of January 7, 1998, to that certain Amended and Restated Indenture dated as of October 11, 1996 (the "Amended and Restated Indenture") by and among PROFFITT'S, INC., a Tennessee corporation (the "Parent"), PARISIAN, INC., an Alabama corporation (the "Company") and AMSOUTH BANK, formerly known as AMSOUTH BANK OF ALABAMA, as trustee (the "Trustee").

                                  WITNESSETH:

          WHEREAS, pursuant to that certain Indenture dated as of July 15, 1993, by and between the Company and the Trustee (the "Original Indenture"), the Company duly authorized the creation of an issue of 9-7/8% Senior Subordinated Notes due July 15, 2003 (the "Notes"), of substantially the tenor and amount set forth in the Original Indenture, and to provide therefor the Company duly authorized the execution and delivery of the Original Indenture;

          WHEREAS, all necessary actions were taken so that the Notes, when executed by the Company and authenticated and delivered under the Original Indenture and duly issued by the Company, were the valid obligations of the Company and that the Original Indenture was a valid agreement of the Company in accordance with the terms of the Original Indenture;

          WHEREAS, in accordance with the terms of the Original Indenture, the Parent, the Company and the Trustee duly executed the Amended and Restated Indenture, pursuant to which the Parent guaranteed the Notes;

          WHEREAS, the Parent has solicited consents (the "Consents") from holders of the Notes (the "Holders") to certain proposed amendments to the Amended and Restated Indenture (the "Consent Solicitation");

          WHEREAS, the Holders of at least a majority in aggregate of the principal amount of the outstanding Notes, calculated as provided in Section 6.4 of the Amended and Restated Indenture (the "Outstanding Notes"), have delivered Consents in the Consent Solicitation;

          WHEREAS, this Supplemental Indenture incorporates the amendments to which such Holders have consented; and

          WHEREAS, all acts and things necessary have been done to make this Supplemental Indenture a valid agreement and supplemental to the Amended and Restated Indenture in accordance with its terms.

            NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

          SECTION 1.1.  Certain Terms Defined in the Indenture.  All capitalized
                        --------------------------------------
terms used herein, but not defined herein, shall have the meanings ascribed thereto in the Amended and Restated Indenture.

          SECTION 1.2.  Deletion of Sections 3.7, 3.9, 3.10, 3.11, 3.12, 3.13,
                        ------------------------------------------------------
3.14, 3.15, and 3.16.  Sections 3.7, 3.9, 3.10, 3.11, 3.12, 3.13, 3.14, 3.15,
--------------------
and 3.16 of the Amended and Restated Indenture are deleted in their entirety.

          SECTION 1.3.  Amendments to Section 4.1.  Section 4.1 of the Amended
                        -------------------------
and Restated Indenture is amended to read in its entirety as follows:

          "SECTION 4.1  Event of Default Defined: Acceleration of Maturity:
                        ---------------------------------------------------
     Waiver of Default.  The following shall constitute Events of Default
     -----------------
     (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (a) default in the payment of any installment of interest upon any of the Notes as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

               (b) default in the payment of all or any part of the principal of (or premium, if any, on) any of the Notes as and when the same shall become due and payable either at maturity, by declaration: or otherwise; or

               (c) subject to the first paragraph immediately following clause
          (e) below, failure on the part of the Parent or the Company duly to observe or perform any other of the covenants or agreements on the part of the Parent or the Company contained in the Notes or in this Indenture; or

               (d) the Parent or the Company, pursuant to or within the meaning of any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall (i) commence a voluntary case or proceeding, (H) consent to the entry of an order for relief in an involuntary case or proceeding, (iii) consent to the appointment or taking possession by a receiver, trustee, assignee, liquidator (or similar official) of the Parent or the Company or for any substantial part of its property, (iv) make any general assignment for the benefit of creditors, or (v) be generally unable to pay its debts as the same become due; or

               (e) a court of competent jurisdiction shall enter a decree or order for relief in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, that (i) is for relief against the Parent, the Company or a Subsidiary of the Parent or the Company that has assets or revenues aggregating 10% or more of the consolidated assets or revenues, respectively, of the Parent and its Subsidiaries taken as a whole (a "Significant
                                                           -----------
          Subsidiary") in an involuntary case, (ii) appoints a receiver,
          ---------- -
          trustee, assignee, liquidator (or other similar official) of the Parent, the Company or a Significant Subsidiary or for any substantial part of its property or (iii) orders the liquidation of the Parent, the Company or a Significant Subsidiary; and in any such case such order or decree remains in effect for 60 days.

          A Default under clause (c) above will not be an Event of Default until the Holders of at least 25 % in principal amount of the Notes then outstanding notify the Parent, the Company and the Trustee of the default and the Parent and the Company do not-cure the Default within 60 days after receipt of the notice. Such notice must specify the default, demand that it be remedied and state that such notice is a "Notice of Default".

          If an Event of Default (other than an Event of Default specified in clause (d) or (e) above) occurs and is continuing, the Trustee or the Holders of at least 25 % in principal amount of the then outstanding Notes by notice to the Parent and the Company (and to the Trustee if such notice is given by the Holders of the Notes) may declare the principal amount of the Notes plus accrued and unpaid interest to be immediately due and payable.

          If an Event of Default specified in clause (d) or (e) occurs, the principal amount of the Notes plus accrued and unpaid interest shall become and be immediately due and payable on all outstanding Notes without any declaration or other act on the part of the Trustee or any Holder. Upon payment of such principal amount of the Notes plus accrued and unpaid interest, all of the Parent's and the Company's obligations with respect to the Notes and under this Indenture shall terminate. The Holders of a majority in principal amount of then outstanding Notes by notice to the Trustee may rescind an acceleration and its consequences if (a) all existing Events of Default, other than the nonpayment of the principal of the Notes that have become due solely by such declaration of acceleration, have been cured or waived, and (b) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction."

          SECTION 1.4.  Amendments to Section 8.1.  Section 8.1 of the Amended
                        -------------------------
and Restated Indenture is amended to read in its entirety as follows:

          "SECTION 8.1  When Company May Merge, Convey Substantially All Assets,
                        --------------------------------------------------------
     etc.  The Company may not consolidate with or merge with or into any Person
     ---
     or permit any Person to merge with or into the Company or sell, convey, assign, transfer, lease or otherwise dispose of, as an entirety, all or substantially all of its properties and assets, determined on a Consolidated basis for the Company to any Person, unless:

                         (a) either (i) the Company shall be the continuing
               corporation, or (ii) the entity (if other than the Company) formed by such consolidation or into which the Company is merged or the entity that acquires, by sale, assignment, conveyance, transfer, lease or disposition, all or substantially all of the properties and assets of the Company as an entirety shall be a corporation, limited liability company or partnership organized and existing under the laws of the United States or any State thereof or the District of Columbia and shall expressly assume by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of and premium, if any, and interest on all the Notes and the performance and observance of every covenant of this Indenture on the part of the Company to be performed or observed (such entity is referred to herein as the "Company Successor Entity"); and

                         (b) immediately after giving effect to such
               termination, no Default or Event of Default shall have occurred and be continuing.

     Notwithstanding the foregoing, this Provision shall not prohibit a transaction the principal purpose of which is (as determined in good faith by the Board of Directors of the Company and evidenced by the resolution thereof) to change the state of incorporation of the Company, and such transaction does not have as one of its purposes the evasion of the limitations imposed by this Section 8.1."

          SECTION 1.5.  Amendments to Section 8.3.  Section 8.3 of the Amended
                        -------------------------
and Restated Indenture is amended to read in its entirety as follows:

          "SECTION 8.3  When Parent May Merge, Convey Substantially All Assets,
                        -------------------------------------------------------
     etc.  The Parent may not consolidate with or merge with or into any Person
     ---
     or permit any Person to merge with or into the Parent or sell, convey, assign, transfer, lease or otherwise dispose of, as an entirety, all or substantially all of its properties and assets, determined on a Consolidated basis for the Parent to any Person, unless:

               (a) either (i) the Parent shall be the continuing corporation, or
          (ii) the entity (if other than the Parent) formed by such consolidation or into which the Parent is merged, or the entity that acquires, by sale, assignment, conveyance, transfer, lease or disposition, all or substantially all of the properties and assets of the Parent as an entirety shall be a corporation, limited liability company or partnership organized and existing under the laws of the United States or any State thereof or the District of Columbia and shall expressly assume by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment, performance and observance of all obligations of the Parent under this Indenture (such entity is referred to herein as the "Parent Successor Entity"); and

               (b) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.

     Notwithstanding the foregoing, this provision shall not prohibit a transaction the principal purpose of which is (as determined in good faith by the Board of Directors of the Parent and evidenced by the resolution thereof) to organize the Holding Company or to change the state of incorporation of the Parent, and such transaction does not have as one of its purposes the evasion of the limitations imposed by this Section 8.3."

          SECTION 1.6.  Amendments to Section 9.1.  Section 9.1 of the Amended
                        -------------------------
and Restated Indenture is amended to read in its entirety as follows:

               "SECTION 9.1  Satisfaction and Discharge of Indenture. (a) If at
                             ---------------------------------------
          any time (i) the Company shall have paid or caused to be paid the principal of and interest on all the Notes outstanding hereunder, as and when the same shall have become due and payable, or (ii) the Company shall have delivered to the Trustee for cancellation all Notes theretofore authenticated (other than any Notes which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.6) or (iii) (A) all such Notes not theretofore delivered to the Trustee for cancellation shall have become due and payable or are by their terms to become due and payable within one year or are to be called for redemption under arrangements satisfactory to the Trustee for the giving of notice of redemption and
          (B) the Company shall have irrevocably deposited or caused to be deposited with the Trustee, as trust funds, (i) the entire amount in cash (other than moneys repaid by the Trustee or any paying agent to the Company in accordance with Section 9.4), (ii) U.S. Government Obligations maturing as to principal and interest at such times and in such amounts as will ensure the availability of cash or (iii) a combination thereof, sufficient to pay at maturity or upon redemption, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, all such Notes not theretofore delivered to the Trustee for cancellation, including principal and interest due or to become due to such date of maturity or redemption, as the case may be, and if, in any such case, the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except as to (1) rights of registration of transfer, substitution and exchange of Notes, (2) replacement of apparently mutilated, defaced, destroyed, lost or stolen Notes, (3) rights of Holders to receive payments of principal thereof and interest thereon,
          (4) rights of the Holders as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them,
          (5) the obligation of the Company to maintain an office or agency for payments on and registration of transfer of the Notes and (6) the rights, obligations and immunities of the Trustee hereunder) and the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture, if such deposit will not result in a breach or violation of, or constitute a default under, any agreement or instrument to which the Company is a party or by which it is bound.

          The Company agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Notes.

          (b) The Company shall be deemed to have paid and discharged the entire indebtedness on all Notes outstanding on the 91st day after the date of the deposit referred to in subparagraph (A) below, and the provisions of this Indenture with respect to the Notes shall no longer be in effect (except as to (1) rights of registration of transfer, substitution and exchange of Notes, (2) replacement of apparently mutilated, defaced, destroyed, lost or stolen Notes, (3) rights of Holders to receive payments of principal thereof and interest thereon, (4) rights of the Holders as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, (5) the obligation of the Company to maintain an office or agency for payments on and registration of transfer of the Notes and (6) the rights, obligations and immunities of the Trustee hereunder) and the Trustee, at the expense of the Company, shall at the Company's request, execute proper instruments acknowledging the same, if

               (A) with reference to this provision the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders (i) cash in an amount, or (ii) U.S. Government Obligations, maturing as to principal and interest at such times and in such amounts as will insure the availability of cash or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay the principal of (and premium if any) and interest on all Notes outstanding on each date that such principal or interest is due and payable, together with all other amounts payable by the Company hereunder;

               (B) no Default or Event of Default with respect to the Notes has occurred and is continuing on the date of such deposit or occurs as a result of such deposit or at any time during the period ending on the 91st day after the date of such deposit; and

               (C) such deposit will not result in a breach or violation of, or constitute a default under, any agreement or instrument to which the Company is a party or by which it is bound.

          (c) Each of the Parent and the Company shall be released from its obligations under Sections 3.5, 8.1 and 8.3 hereof with respect to the Notes outstanding on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant defeasance"). For this purpose, such covenant defeasance means that, with respect to the Notes outstanding, the Parent and the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in such Section, whether directly or indirectly by reason of any reference elsewhere herein to such Sections or by reason of any reference in such Sections to any other provision herein or in any other document, and such omission to comply shall not constitute an Event of Default under Section 4.1, but the remainder of this Indenture and the Notes shall be unaffected thereby. The following shall be the conditions to application of this subsection (c) of this Section 9.1:

               (A) The Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust for the purposes of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders (i) cash in an amount, or (ii) U.S. Government Obligations maturing as to principal and interest at such times and in such amounts as will insure the availability of cash or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay the principal of (and premium, if any) and interest on all Notes outstanding on each date that such principal or interest is due and payable, together with all other amounts payable by the Company hereunder;

               (B) No Default or Event of Default shall have occurred and be continuing on the date of such deposit;

               (C) Such covenant defeasance shall not cause the Trustee to have a conflicting interest as defined in Section 310 of the Trust Indenture Act of 1939 with respect to any securities of the Company; and

               (D) the Covenant defeasance shall not result in a breach or violation of, or constitute a Default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound."

     SECTION 1.7.  Deletion of Definitions.  Section 1.1 of the Amended and
                   -----------------------
Restated Indenture is amended by deleting the definitions of the following terms in their entirety: "Acquired Indebtedness", "Acquisition", "Affiliate", "Asset Acquisition", "Asset Sale", "Capital Stock", "Change of Control", "Change of Control Triggering Event", "Consolidated Cash Flow Ratio", "Consolidated EBITDA", "Consolidated Interest Expense", "Consolidated Net Income", "Disqualified Stock", "Fair Market Value", "Initial Public Offering", "Interest Protection Agreement", "Investment Grade", "Lien", "Net Income", "Permitted Indebtedness", "Purchase Money Mortgage", "Rating Agencies", "Rating Category", "Rating Date", "Rating Decline", "Refinancing Indebtedness", "Restricted Payments", "16-3/4% Senior Subordinated Debentures", and "Subsidiary Preferred Stock".

     SECTION 2.  Conditions of Effectiveness.  This Supplemental Indenture shall
                 ---------------------------
become effective when, and only when, all of the following conditions shall have been satisfied:

       (a) the Trustee shall have received the written consent of the Holders of a majority in principal amount of the Outstanding Notes to the execution of this Supplemental Indenture (the "Requisite Consents"); and

       (b) duly executed counterparts hereof shall have been signed by the Parent, the Company and the Trustee.

The receipt by the Trustee of the Requisite Consents shall not obligate the Company to execute this Supplemental Indenture.

     SECTION 3.  Governing Law.  This Supplemental Indenture shall be governed
                 -------------
by the laws of the State of New York.

     SECTION 4.  Counterparts.  This Supplemental Indenture may be signed in any
                 ------------
number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 5.  Severabilily.  In case any provision in this Supplemental
                 ------------
Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 6.  Ratification.  Except as expressly amended hereby, each
                 ------------
provision of the Amended and Restated Indenture shall remain in full force and effect and, as amended hereby, the Amended and Restated Indenture is in all respects agreed to, ratified and confirmed by each of the Parent, the Company and the Trustee.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

                                   The Parent
                                   PROFFITT'S, INC.


                                   By:  /s/ Douglas E. Coltharp
                                       -------------------------
                                       Title:  Executive Vice President and
                                               Chief Financial Officer

Attest:   /s/ James S. Scully
        ---------------------
        Title:  Vice President and
                Treasurer

                                   The Company
                                   PARISIAN, INC.


                                   By: /s/ Douglas E. Coltharp
                                       -------------------------
                                       Title:  Executive Vice President and
                                               Chief Financial Officer

Attest: /s/ James S. Scully
        ---------------------
        Title:  Vice President and
                Treasurer

                                   The Trustee
                                   AMSOUTH BANK


                                   By:  /s/ Charles S. Northern, IV
                                       -----------------------------
                                       Title:  Vice President

Attest:  /s/ Ann Harris
        ----------------
        Title:  Vice President